UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014 (September 30, 2014)

POWERSHARES DB COMMODITY INDEX TRACKING FUND

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Commodity Index Tracking Fund – Delaware	32-6042243 (Fund)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-32726

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

This current report on Form 8-K relates to the Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the nine-months ended September 30, 2014. DBCS is the Managing Owner of PowerShares DB Commodity Index Tracking Fund. The DBCS Unaudited Financial Statements for the nine-months ended September 30, 2014 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Unaudited Financial Statements of DB Commodity Services LLC for the nine-months ended September 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Commodity Index Tracking Fund

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Alex Depetris

Name: Alex Depetris
Title: Chief Operating Officer

By:	/s/ Michael Gilligan

Name: Michael Gilligan
Title: Chief Financial Officer

Date: December 2, 2014